UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2024

Estrella Immunopharma, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-40608	86-1314502
(Commission File Number)	(IRS Employer Identification No.)

5858 Horton Street, Suite 370 Emeryville, California	94608
(Address of Principal Executive Offices)	(Zip Code)

(510) 318-9098

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ESLA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	ESLAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed to amend the Current Report on Form 8-K filed by Estrella Immunopharma, Inc. (the “Company”) with the Securities and Exchange Commission on August 20, 2024 (the “Original Form 8-K”), to include the information required under Item 1.01 and Item 5.02 of Form 8-K that was not determined or available at the time of filing the Original Form 8-K.

Except as provided herein, the disclosures in the Original Form 8-K remain unchanged.

Item 1.01	Entry into a Material Definitive Agreement

On November 1, 2024, Estrella Immunopharma, Inc. (the “Company”) entered into a Consulting Agreement (the “Consulting Agreement”) with Cofame Investment Management Co. Ltd. (“Consultant” or “Cofame”), a company owned and controlled by Ms. Hong Zhang, the Chairperson and a director of the Company. The Consulting Agreement was reviewed and approved by the Audit Committee of the Company’s Board of Directors in accordance with the Company’s related party transactions policy.

Under the Consulting Agreement, Cofame will provide advisory and consultation services as requested by the Company, up to three days per week. The Consulting Agreement does not include Hong Zhang’s service as a director of the Company. In consideration for these consulting services, Cofame will receive an upfront cash payment of $55,000 and an annual consulting fee of $220,000, to be paid on at least a monthly basis. Additionally, Hong Zhang will be granted an option to purchase up to 1,000,000 shares of the Company’s common stock under the 2023 Omnibus Incentive Plan at the fair market value on the date of grant. The equity award vests with 25% of the shares becoming vested on August 1, 2025, and the remaining 75% vesting in equal monthly installments over the following 36 months, contingent upon Cofame’s continued provision of services as defined in the agreement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Hong Zhang’s participation in the Consulting Agreement is disclosed as required by Item 404 of Regulation S-K due to the related party nature of the transaction. The Audit Committee has reviewed and approved the terms to ensure that the arrangement aligns with the best interests of the Company and its stockholders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Estrella Immunopharma, Inc. on August 14, 2024 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed on August 20, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTRELLA IMMUNOPHARMA, INC.
Date: November 7, 2024

	By:	/s/ Cheng Liu
	Name:	Cheng Liu
	Title:	Chief Executive Officer